UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2022

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 11, 2022, Relay Therapeutics, Inc. (the "Company") issued a press release announcing late breaking interim clinical data from the Company's ReFocus trial for RLY-4008, an investigational, potent, selective and oral small molecule inhibitor of fibroblast growth factor receptor 2 ("FGFR2"), a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to host a conference call and live webcast to discuss the interim clinical data on September 12, 2022 at 8:00 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 11, 2022, the Company announced interim clinical data for RLY-4008 that was presented at the European Society for Medical Oncology ("ESMO") Congress 2022.

The interim clinical data were based on an August 1, 2022 data cut-off date from both the dose escalation and dose expansion phases of the RLY-4008 clinical trial. The interim clinical data included a safety database of 195 patients, with 89 patients treated at the pivotal dose of 70 mg once daily ("QD") dose, of which 17 were pan-FGFR ("FGFRi") treatment-naïve FGFR2-fusion cholangiocarcinoma ("CCA") patients eligible for efficacy evaluation (patients with measurable disease who had opportunity for two or more tumor assessments to confirm response or discontinued treatment with less than two tumor assessments).

Key interim clinical data include:

•
15 out of 17 of the efficacy evaluable patients at the pivotal dose experienced a partial response resulting in an 88% interim overall response rate ("ORR"), with 14 confirmed partial responses and one unconfirmed partial response in an ongoing patient.
•
13 out of 15 responders remain on treatment; one responder came off study to be resected with curative intent.
•
The two patients with the best response of stable disease remain on treatment.
•
More broadly across all dose levels and schedules, 38 FGFRi-naïve FGFR2-fusion CCA patients were eligible for efficacy evaluation, of which 24 experienced a partial response resulting in a 63% interim ORR, with 22 confirmed partial responses and 2 unconfirmed partial responses.

The interim safety analysis as of the August 1, 2022 data cut-off date was generally consistent with the Company's analysis of the interim clinical data for RLY-4008 as of April 19, 2022 that was shared with the U.S. Food and Drug Administration ("FDA") as well as the Company's initial clinical data for RLY-4008 as of September 9, 2021 that was announced in October 2021. In particular:

•
Most treatment emergent adverse events were expected FGFR2 on-target, low-grade, monitorable, manageable and largely reversible.
•
There were no observed Grade 4 or 5 adverse events.
•
Off-target toxicities of hyperphosphatemia and diarrhea continued to be clinically insignificant.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company's strategy, business plans and focus; the progress and timing of updates on the clinical development of the programs across the Company's portfolio, including the timing of disclosures regarding additional clinical data updates and enrollment for RLY-4008 and initial clinical data for RLY-2608; the expected therapeutic benefits of its programs, including potential efficacy and tolerability; whether preliminary results from its preclinical or clinical trials will be predictive of the final results of the trials or any future clinical trials of its product candidates; the possibility that unconfirmed results from these trials will not be confirmed by additional data as the clinical trials progress; and the Company's expectations relating to its current and future interactions with the FDA, including its belief regarding a potential pivotal cohort. The words "may," "might," "will," "could," "would," "should," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements are based on management's current expectations and beliefs, and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, risks associated with: the impact of changing macroeconomic conditions or uncertain geopolitical factors where the Company has operations or does business, as well as on the timing and anticipated results of its clinical trials, strategy and future operations; the delay of any current or planned clinical trials or the development of the Company's drug candidates; the risk that the results of its clinical trials may not be predictive of future results in connection with future clinical trials; the Company's ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of its planned interactions with regulatory authorities; and obtaining, maintaining and protecting its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Relay Therapeutics, Inc. on September 11, 2022, furnished herewith.
99.2	Corporate presentation, dated September 12, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	September 12, 2022	By:	/s/ Brian Adams
Brian Adams, J.D. Chief Legal Officer